UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 25, 2010

ONEPAK, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53829	20-2649978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Main Street, 2nd Floor P.O. Box 130, Orleans, Massachusetts	02653
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 508-247-9200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 25, 2010, OnePak, Inc. issued a press release announcing that its vendor/vendee relationship with NYK Logistics (Americas) Inc. has been terminated. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Text of press release, dated March 25, 2010

Exhibit Index

Exhibit No.	Description

99.1	Text of press release, dated March 25, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2010	ONEPAK, INC. (Registrant)

	By:	/s/ STEVEN V. ANDON
Steven V. Andon
Chief Executive Officer